Exhibit 99.1
TREEHOUSE FOODS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On October 3, 2022, TreeHouse Foods, Inc. (“TreeHouse” or the "Company") completed the previously announced sale of a significant portion of the Company’s Meal Preparation business, including pasta, pourable and spoonable dressing, preserves, red sauces, syrup, dry blends and baking, dry dinners, pie filling, pita chips, and other sauces, for a base purchase price of $950 million (the “Disposal Transaction”) to the Buyer, which consists of approximately $527.5 million in cash and approximately $422.5 million in a five-year secured seller promissory note (the “Seller Financing Transaction” and together with the Disposal Transaction, the “Transactions”). The Disposal Transaction is considered a significant disposition for purposes of Item 2.01 of Form 8-K.

The following unaudited Pro Forma Condensed Consolidated Financial Statements were derived from the historical Consolidated Financial Statements of TreeHouse, which were prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP").

The unaudited Pro Forma Condensed Consolidated Financial Statements as of and for the six months ended June 30, 2022 have been derived from the historical unaudited Condensed Consolidated Financial Statements of TreeHouse, included in TreeHouse’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022 filed with the Securities and Exchange Commission (“SEC”) on August 8, 2022. The unaudited Pro Forma Condensed Consolidated Financial Statements for the years ended December 31, 2021, 2020, and 2019 have been derived from the historical audited Consolidated Financial Statements of TreeHouse, included in TreeHouse’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 15, 2022. The unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2022 and the years ended December 31, 2021, 2020, and 2019 give effect to the Transactions as if they had occurred on January 1, 2019, the beginning of the earliest period presented. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2022 gives effect to the Transactions as if they had occurred on June 30, 2022.

The unaudited Pro Forma Condensed Consolidated Financial Statements were prepared in accordance with Article 11 of Regulation S-X. The unaudited Pro Forma Condensed Consolidated Financial Statements were prepared for illustrative and informational purposes only and are not intended to represent what our results of operations or financial position would have been had the Transactions occurred on the dates indicated. The unaudited Pro Forma Condensed Consolidated Financial Statements also should not be considered indicative of our future results of operations or financial position. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited Pro Forma Condensed Consolidated Financial Information does not reflect the realization of any expected cost savings, synergies, or dis-synergies as a result of the Transactions.

The unaudited Pro Forma Condensed Consolidated Financial Statements and accompanying notes should be read in connection with the historical unaudited Condensed Consolidated Financial Statements and accompanying notes of TreeHouse as of and for the six months ended June 30, 2022, which are included in TreeHouse’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, as well as the historical audited Consolidated Financial Statements and accompanying notes of TreeHouse as of and for the years ended December 31, 2021, 2020, and 2019, which are included in TreeHouse’s Annual Report on Form 10-K for the year ended December 31, 2021.

On August 10, 2022, TreeHouse entered into an agreement to sell a significant portion of the Company’s Meal Preparation business to the Buyer. Beginning in the third quarter of 2022, the criteria for discontinued operations was met, and the Company will present the Disposal Transaction as a discontinued operation in its Quarterly Report on Form 10-Q. The Company believes that the adjustments included within the Discontinued Operations column of the unaudited Pro Forma Condensed Consolidated Financial Statements are consistent with the guidance for discontinued operations under GAAP. TreeHouse's current estimates on a discontinued operations basis are preliminary and could change as the Company finalizes discontinued operations accounting to be reported in the Quarterly Report on Form 10-Q for the three and nine month periods ending September 30, 2022 and the Annual Report on Form 10-K for the year ending December 31, 2022.

Article 11 of Regulation S-X requires that pro forma financial information include the following pro forma adjustments to the historical financial statements of the registrant as follows:

Transaction Accounting Adjustments:

•Adjustments that reflect only the application of required accounting to the acquisition, disposition, or other transaction

Autonomous Entity Adjustments:

•Adjustments that are necessary to reflect the operations and financial position of the registrant as an autonomous entity when the registrant was previously part of another entity

In addition, Regulation S-X permits registrants to reflect adjustments that depict synergies or dis-synergies of the acquisitions and dispositions for which pro forma effect is being given in the disclosures as management adjustments.

The following unaudited Pro Forma Condensed Consolidated Statements of Operations and unaudited Pro Forma Condensed Consolidated Balance Sheet give rise to the following transactions:

Discontinued Operations:

•The historical financial results directly attributable to the Disposal Transaction in accordance with Financial Accounting Standards Board Accounting Standards Codification 205, “Presentation of Financial Statements” (“ASC 205”)

Seller Financing Transaction Adjustments:

•The impact of issuing an approximate $422.5 million five-year secured seller promissory note and the provisions therein

Other Separation Adjustments:

•The receipt of cash consideration for the Disposal Transaction of approximately $527.5 million and the related use of proceeds to make a mandatory debt repayment in accordance with the Company’s credit agreements
•Contractual arrangements including a transition services agreement (“TSA Agreement” or the “TSA”), co-manufacturing agreement, and sublease agreements

There are no autonomous entity adjustments included in the Pro Forma Financial Information. Additionally, the unaudited Pro Forma Condensed Consolidated Financial Statements do not include management adjustments to reflect any potential synergies that may be achievable, or dis-synergy costs that may occur, in connection with the divestiture.

TREEHOUSE FOODS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the six months ended June 30, 2022
(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical TreeHouse	Less: Discontinued Operations (a)		TreeHouse Continuing Operations	Seller Financing Transaction Adjustments		Other Separation Adjustments		Pro Forma TreeHouse Continuing Operations
Net sales	$2,338.6	$755.8		$1,582.8	$—		$—		$1,582.8
Cost of sales	2,021.7	648.6		1,373.1	—		0.6	(g)	1,373.7
Gross profit	316.9	107.2		209.7	—		(0.6)		209.1
Operating expenses:
Selling and distribution	158.3	42.4		115.9	—		—		115.9
General and administrative	137.8	28.8		109.0	—		—		109.0
Amortization expense	36.3	12.5		23.8	—		—		23.8
Other operating expense (income), net	46.9	3.9		43.0	—		—		43.0
Total operating expenses	379.3	87.6		291.7	—		—		291.7
Operating income (loss)	(62.4)	19.6		(82.0)	—		(0.6)		(82.6)
Other expense (income):
Interest income	—	—		—	(25.5)	(b)	—		(25.5)
Interest expense	39.8	6.1	(b)	33.7	—		—		33.7
Loss (gain) on foreign currency exchange	0.1	0.1		—	—		—		—
Other expense (income), net	(67.1)	0.7		(67.8)	—		(1.1)	(g)	(68.9)
Total other expense (income)	(27.2)	6.9		(34.1)	(25.5)		(1.1)		(60.7)
(Loss) income before income taxes	(35.2)	12.7		(47.9)	25.5		0.5		(21.9)
Income tax (benefit) expense	(1.8)	5.0		(6.8)	6.4	(i)	0.1	(i)	(0.3)
Net income (loss) from continuing operations	$(33.4)	$7.7		$(41.1)	$19.1		$0.4		$(21.6)

Earnings (loss) per common share - basic:
Continuing operations	$(0.60)								$(0.39)

Earnings (loss) per common share - diluted:
Continuing operations	$(0.60)								$(0.39)

Weighted average common shares:
Basic	55.9								55.9
Diluted	55.9								55.9
See accompanying Notes to unaudited Pro Forma Condensed Consolidated Financial Statements.

TREEHOUSE FOODS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2021
(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical TreeHouse	Less: Discontinued Operations (a)		TreeHouse Continuing Operations	Seller Financing Transaction Adjustments		Other Separation Adjustments		Pro Forma TreeHouse Continuing Operations
Net sales	$4,327.6	$1,381.7		$2,945.9	$—		$—		$2,945.9
Cost of sales	3,629.5	1,150.3		2,479.2	—		2.4	(f), (g)	2,481.6
Gross profit	698.1	231.4		466.7	—		(2.4)		464.3
Operating expenses:
Selling and distribution	283.2	82.8		200.4	—		—		200.4
General and administrative	221.2	35.9		185.3	—		—		185.3
Amortization expense	72.7	25.4		47.3	—		—		47.3
Asset impairment	9.2	—		9.2	—		—		9.2
Other operating expense (income), net	90.5	5.8		84.7	—		—		84.7
Total operating expenses	676.8	149.9		526.9	—		—		526.9
Operating income (loss)	21.3	81.5		(60.2)	—		(2.4)		(62.6)
Other expense (income):
Interest income	—	—		—	(47.5)	(b)	—		(47.5)
Interest expense	81.2	9.1	(b)	72.1	—		—		72.1
Loss on extinguishment of debt	14.4	—		14.4	—		—		14.4
Loss (gain) on foreign currency exchange	(1.1)	(0.7)		(0.4)	—		—		(0.4)
Other expense (income), net	(41.7)	2.4		(44.1)	—		(2.2)	(g)	(46.3)
Total other expense (income)	52.8	10.8		42.0	(47.5)		(2.2)		(7.7)
(Loss) income before income taxes	(31.5)	70.7		(102.2)	47.5		(0.2)		(54.9)
Income tax (benefit) expense	(4.4)	16.9		(21.3)	11.9	(i)	—	(i)	(9.4)
Net (loss) income from continuing operations	$(27.1)	$53.8		$(80.9)	$35.6		$(0.2)		$(45.5)

Earnings (loss) per common share - basic:
Continuing operations	$(0.48)								$(0.81)

Earnings (loss) per common share - diluted:
Continuing operations	$(0.48)								$(0.81)

Weighted average common shares:
Basic	55.9								55.9
Diluted	55.9								55.9
See accompanying Notes to unaudited Pro Forma Condensed Consolidated Financial Statements.

TREEHOUSE FOODS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2020
(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical TreeHouse	Less: Discontinued Operations (a)		TreeHouse Continuing Operations	Seller Financing Transaction Adjustments		Other Separation Adjustments		Pro Forma TreeHouse Continuing Operations
Net sales	$4,349.7	$1,355.4		$2,994.3	$—		$—		$2,994.3
Cost of sales	3,547.5	1,097.9		2,449.6	—		2.2	(f), (g)	2,451.8
Gross profit	802.2	257.5		544.7	—		(2.2)		542.5
Operating expenses:
Selling and distribution	263.0	66.4		196.6	—		—		196.6
General and administrative	248.3	22.4		225.9	—		—		225.9
Amortization expense	70.7	20.3		50.4	—		—		50.4
Other operating expense (income), net	71.1	2.0		69.1	—		(3.3)	(e)	65.8
Total operating expenses	653.1	111.1		542.0	—		(3.3)		538.7
Operating income (loss)	149.1	146.4		2.7	—		1.1		3.8
Other expense (income):
Interest income	—	—		—	(43.4)	(b)	—		(43.4)
Interest expense	104.8	12.2	(b)	92.6	—		—		92.6
Loss on extinguishment of debt	1.2	—		1.2	—		—		1.2
Loss (gain) on foreign currency exchange	(1.7)	(1.1)		(0.6)	—		—		(0.6)
Other expense (income), net	27.7	2.3		25.4	—		(2.1)	(g)	23.3
Total other expense (income)	132.0	13.4		118.6	(43.4)		(2.1)		73.1
(Loss) income before income taxes	17.1	133.0		(115.9)	43.4		3.2		(69.3)
Income tax (benefit) expense	(32.1)	29.0		(61.1)	10.9	(i)	0.8	(i)	(49.4)
Net income (loss) from continuing operations	$49.2	$104.0		$(54.8)	$32.5		$2.4		$(19.9)

Earnings (loss) per common share basic:
Continuing operations	$0.87								$(0.35)

Earnings (loss) per common share diluted:
Continuing operations	$0.87								$(0.35)

Weighted average common shares:
Basic	56.5								56.5
Diluted	56.7								56.5
See accompanying Notes to unaudited Pro Forma Condensed Consolidated Financial Statements.

TREEHOUSE FOODS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2019
(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical TreeHouse	Less: Discontinued Operations (a)		TreeHouse Continuing Operations	Seller Financing Transaction Adjustments		Other Separation Adjustments		Pro Forma TreeHouse Continuing Operations
Net sales	$4,288.9	$1,287.8		$3,001.1	$—		$—		$3,001.1
Cost of sales	3,492.1	1,046.8		2,445.3	—		2.0	(f), (g)	2,447.3
Gross profit	796.8	241.0		555.8	—		(2.0)		553.8
Operating expenses:
Selling and distribution	256.9	63.6		193.3	—		—		193.3
General and administrative	253.2	14.7		238.5	—		—		238.5
Amortization expense	74.1	22.3		51.8	—		—		51.8
Asset impairment	129.1	45.9		83.2	—		—		83.2
Other operating expense (income), net	99.6	5.2		94.4	—		(53.5)	(e)	40.9
Total operating expenses	812.9	151.7		661.2	—		(53.5)		607.7
Operating income (loss)	(16.1)	89.3		(105.4)	—		51.5		(53.9)
Other expense (income):
Interest income	—	—		—	(43.0)	(b)	—		(43.0)
Interest expense	102.4	21.5	(b)	80.9	—		—		80.9
Loss on extinguishment of debt	—	—		—	—		—		—
Loss (gain) on foreign currency exchange	(3.5)	(2.3)		(1.2)	—		—		(1.2)
Other expense (income), net	40.8	1.0		39.8	—		(2.1)	(g)	37.7
Total other expense (income)	139.7	20.2		119.5	(43.0)		(2.1)		74.4
(Loss) income before income taxes	(155.8)	69.1		(224.9)	43.0		53.6		(128.3)
Income tax (benefit) expense	(45.5)	16.8		(62.3)	10.8	(i)	13.4	(i)	(38.1)
Net income (loss) from continuing operations	$(110.3)	$52.3		$(162.6)	$32.2		$40.2		$(90.2)

Earnings (loss) per common share - basic:
Continuing operations	$(1.96)								$(1.60)

Earnings (loss) per common share diluted:
Continuing operations	$(1.96)								$(1.60)

Weighted average common shares:
Basic	56.2								56.2
Diluted	56.2								56.2
See accompanying Notes to unaudited Pro Forma Condensed Consolidated Financial Statements.

TREEHOUSE FOODS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of June 30, 2022
(In millions, except per share amounts)

		Pro Forma Transaction Accounting Adjustments
	Historical TreeHouse	Less: Discontinued Operations (a)		TreeHouse Continuing Operations	Add: Seller Financing Transaction Adjustments		Add: Other Separation Adjustments		Pro Forma TreeHouse Continuing Operations
ASSETS
Current assets:
Cash and cash equivalents	$199.1	$4.1		$195.0	$—		$27.5	(c)	$222.5
Receivables, net	218.2	62.9		155.3	—		—		155.3
Inventories	854.1	275.3		578.8	—		—		578.8
Prepaid expenses and other current assets	80.6	5.7	(h)	74.9	—		—		74.9
Total current assets	1,352.0	348.0		1,004.0	—		27.5		1,031.5
Property, plant, and equipment, net	988.3	308.9		679.4	—		—		679.4
Operating lease right-of-use assets	192.0	30.5		161.5	—		10.0	(g)	171.5
Goodwill	2,180.0	358.5		1,821.5	—		—		1,821.5
Intangible assets, net	522.8	206.0		316.8	—		—		316.8
Note receivable	—	—		—	422.5	(c)	—		422.5
Other assets, net	32.3	1.1	(h)	31.2	—		—		31.2
Total assets	$5,267.4	$1,253.0		$4,014.4	$422.5		$37.5		$4,474.4
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$915.3	$208.6		$706.7	$—		$—		$706.7
Accrued expenses	250.3	59.3		191.0	—		70.8	(c), (e), (g)	261.8
Current portion of long-term debt	8.1	0.3		7.8	—		(7.1)	(c)	0.7
Total current liabilities	1,173.7	268.2		905.5	—		63.7		969.2
Long-term debt	1,883.5	0.5		1,883.0	—		(492.9)	(c)	1,390.1
Operating lease liabilities	166.9	26.9		140.0	—		8.9	(g)	148.9
Deferred income taxes	155.8	59.0	(h)	96.8	—		—		96.8
Other long-term liabilities	73.9	2.1		71.8	—		—		71.8
Total liabilities	3,453.8	356.7		3,097.1	—		(420.3)		2,676.8
Commitments and contingencies
Stockholders' equity:
Preferred stock, par value $0.01 per share, 10.0 shares authorized, none issued	—	—		—	—		—		—
Common stock, par value $0.01 per share, 90.0 shares authorized, 56.0 outstanding at June 30, 2022	0.6	—		0.6	—		—		0.6
Treasury stock	(133.3)	—		(133.3)	—		—		(133.3)
Additional paid-in capital	2,194.2	—		2,194.2	—		—		2,194.2
(Accumulated deficit) Retained earnings	(188.1)	896.3	(c), (d)	(1,084.4)	422.5	(c), (d)	457.8	(c), (d), (e), (h)	(204.1)
Accumulated other comprehensive loss	(59.8)	—		(59.8)	—		—		(59.8)
Total stockholders' equity	1,813.6	896.3		917.3	422.5		457.8		1,797.6
Total liabilities and stockholders' equity	$5,267.4	$1,253.0		$4,014.4	$422.5		$37.5		$4,474.4
See accompanying Notes to unaudited Pro Forma Condensed Consolidated Financial Statements.

TREEHOUSE FOODS, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.Basis of Presentation

The historical financial information as of and for the six months ended June 30, 2022 has been derived from and should be read in conjunction with the historical unaudited Condensed Consolidated Financial Statements of TreeHouse, included in TreeHouse’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022 and the assumptions outlined in Note 2 below. The historical financial information for the years ended December 31, 2021, 2020, and 2019 has been derived from and should be read in conjunction with the historical audited Consolidated Financial Statements of TreeHouse, included in TreeHouse’s Annual Report on Form 10-K for the years ended December 31, 2021, 2020, and 2019 and the assumptions outlined in Note 2 below.

2.Pro Forma Adjustments and Assumptions

(a)The Discontinued Operations column in the unaudited Pro Forma Condensed Consolidated Financial Statements represents the historical financial results directly attributable to the Disposal Transaction in accordance with Financial Accounting Standards Board Accounting Standards Codification 205, "Presentation of Financial Statements" ("ASC 205"). Transaction costs related to the Disposal Transaction included within General and administrative expenses in this column for the unaudited Pro Forma Condensed Consolidated Statements of Operations are $19.1 million and $6.1 million for the six months ended June 30, 2022 and for the year ended December 31, 2021, respectively.

(b)Reflects the reduction of interest expense incurred due to the mandatory long-term debt prepayment as described in Note (c), as well as the recognition of interest income under the Seller Financing Transaction. The incremental tax expense (benefit) was tax effected based on the blended statutory tax rates of TreeHouse in each of the periods presented. Refer below for a summary of the impacts:

Periods	Interest Income under Seller Financing Transaction	Reduction in Expense
Year Ended December 31, 2019	$(43.0)	$21.5
Year Ended December 31, 2020	(43.4)	12.1
Year Ended December 31, 2021	(47.5)	9.1
Six Months Ended June 30, 2022	(25.5)	6.0

(c)Reflects the base sale price from the Disposal Transaction of $950 million, subject to customary working capital adjustments based on closing net working capital and indebtedness not reflected within the unaudited Pro Forma Condensed Consolidated Financial Statements herein. Of the $950 million base sale price, $527.5 million was received in cash, of which $500.0 million will be used to prepay debt as required under our credit agreements, and $422.5 million was received in the form of a long-term note receivable as a result of the Seller Financing Transaction, with principal repayments commencing in 2025. The long-term note receivable is recorded at its fair value of $422.5 million as part of the transaction consideration received, which is assumed to be the stated value for these unaudited Pro Forma Condensed Consolidated Financial Statements. Additionally, a $35.0 million transition services agreement (TSA) setup cost credit was provided by TreeHouse to the Buyer (refer to Note (e) below), and estimated transaction costs to be incurred after June 30, 2022 of $34.7 million are recognized in Accrued expenses. The net cash proceeds ultimately recognized will change based on adjustments to transaction costs and post-closing adjustments as defined in the Stock Purchase Agreement dated August 10, 2022.

(d)Reflects the estimated loss on the Disposal Transaction of approximately $44.0 million, which is reflected as the difference between the base sale price, net of the TSA setup cost credit (refer to Note (e) below) and costs to sell the business (both incurred as of June 30, 2022 and an estimate of those to be incurred), and the historical carrying value (inclusive of related foreign currency translation adjustments) of the disposal group. This estimate is based on the historical information as of June 30, 2022. The actual amount will be based on balances as of closing and may differ from the information presented.

(e)In conjunction with the Disposal Transaction, the Company entered into a TSA. Under the TSA, the Company will provide and receive certain post-closing services on a transitional basis. The TSA has an initial term of up to 2 years for certain services and provides for options to extend services for up to 4 renewal terms of 3 months each. For services provided, a pro forma adjustment recognizing the related fixed fee income was included in Other operating expense (income) of $53.5 million and $3.3 million for the years ended December 31, 2019 and 2020, respectively. Additionally, a $35.0 million credit will be provided to the Buyer by TreeHouse to cover initial TSA set-up costs that otherwise would have been incurred by the Buyer (“TSA Credit”). The TSA Credit represents deferred income for TreeHouse until the Company incurs the related TSA set-up costs, at which point deferred income will be reduced and TSA income will be recorded within Other Operating Expenses, net. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2022 reflects the TSA Credit as deferred income within Accrued expenses.

(f)In conjunction with the Disposal Transaction, the Company entered into a co-manufacturing agreement with the Buyer. Under the co-manufacturing agreement, the Company will purchase certain products that continue to be produced at a manufacturing facility conveying with the Disposal Transaction for a transitional period and as such, a pro forma adjustment increasing cost of sales for these products was recognized for $0.8 million for the year ended December 31, 2019, $1.0 million for the year ended December 31, 2020, and $1.2 million for the year ended December 31, 2021.

(g)In conjunction with the Disposal Transaction, the Company entered into certain sublease agreements with the Buyer. Under the sublease agreements, the Company will sublease portions of certain Company locations for use by the Buyer and will sublease back for the Company’s use certain locations conveyed through the Disposal Transaction. For arrangements where the Company is the lessor, a pro forma adjustment recognizing sublease income was included in Other expense (income), net of $(2.1) million for the year ended December 31, 2019, $(2.1) million for the year ended December 31, 2020, $(2.2) million for the year ended December 31, 2021, and $(1.1) million for the six months ended June 30, 2022. Based upon a preliminary assessment of the arrangement in which the Company is the lessee, the sublease has been identified as an operating lease. As such, an operating lease right-of-use asset of $10.0 million, short-term operating lease liability of $1.1 million, and long-term operating lease liability of $8.9 million has been recognized as of June 30, 2022. Additionally, a pro forma adjustment recognizing sublease expense was included in Cost of sales of $1.2 million for each of the years ended December 31, 2019, 2020, and 2021, and $0.6 million for the six months ended June 30, 2022.

(h)Reflects the tax impact of the Disposal Transaction resulting in a reduction of $58.1 million in the Company’s net deferred tax liability recorded in Other assets, net and Deferred income taxes, as well as the recognition of $0.7 million of tax receivables, reflected in Prepaid expenses and other current assets in the unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2022. The tax impacts have been estimated using the applicable statutory income tax rates in the respective jurisdictions. The estimated income tax adjustments are subject to change and actual amounts may differ from the results reflected herein.

(i)Represents the tax impact of the pro forma adjustments at the applicable blended statutory income tax rates.